Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Dick Hobbs
414-347-3706

SENSIENT ANNOUNCES CONFERENCE CALL AND WILL RAISE 2014 EARNINGS GUIDANCE

MILWAUKEE, WI – April 3, 2014 – Sensient Technologies Corporation (NYSE: SXT) will hold its conference call to discuss 2014 first quarter results at 10:00 a.m. CDT on Tuesday, April 15, 2014.  To participate in the conference call, contact InterCall Teleconferencing at (706) 758-1089 and refer to conference identification number 24095009.  A webcast of the conference call will be available on the Investor Information section of the Company’s website at www.sensient.com.

A replay will be available beginning at 1:00 p.m. CDT on April 15, 2014, through midnight on April 22, 2014, by calling (404) 537-3406 and referring to conference identification number 24095009.  A transcript of the call will also be posted on the Company’s web site at www.sensient.com after the call concludes.

Sensient expects first quarter earnings per share, excluding restructuring costs and other significant and non-recurring items, to exceed the Wall Street consensus estimate of 65 cents per share.  Both the Flavor and the Color Groups will show operating income growth and significantly improved margins in the first quarter.  The Company will be raising its guidance for 2014 diluted earnings per share, excluding restructuring costs and other significant and non-recurring items.  The Company’s previous guidance was a range of $2.86 and $2.94.  Additional details will be provided during the conference call.

Sensient Technologies Corporation
April 3, 2014

FORWARD-LOOKING STATEMENTS

This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following:  the pace and nature of new product introductions by the Company and the Company’s customers; the Company's ability to successfully implement its strategy to create sustainable, long-term shareholder value; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts; changes in costs or availability of raw materials, including energy; industry and economic factors related to the Company’s domestic and international business; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors, including increased intensity of competition; the loss of any customers in certain product lines in which our sales are made to a relatively small number of customers; product liability claims or product recalls; the costs of compliance, or failure to comply, with laws and regulations applicable to our industries and markets; changing consumer preferences and changing technologies; and failure to complete and integrate future acquisitions or dispositions. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition and results of operations. This document contains time-sensitive information that reflects management’s best analysis only as of the date of this document. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized. Additional information regarding these risks can be found in our Annual Report on Form 10-K for the year ended December 31, 2013.

Sensient Technologies Corporation
April 3, 2014

ADDITIONAL INFORMATION

In connection with its 2014 Annual Meeting of Shareholders, Sensient has filed a proxy statement and other documents regarding the 2014 Annual Meeting of Shareholders with the Securities and Exchange Commission (“SEC”) and has mailed the definitive proxy statement and a proxy card to each shareholder of record entitled to vote at the 2014 Annual Meeting of Shareholders. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain the documents free of charge at the SEC’s website, www.sec.gov, from Sensient at its website, www.sensient.com, or by writing to Sensient Technologies Corporation, 777 East Wisconsin Avenue, Milwaukee, WI 53202, Attention: Investor Relations.

Sensient Technologies Corporation
April 3, 2014

ABOUT SENSIENT TECHNOLOGIES

Sensient Technologies Corporation is a leading global manufacturer and marketer of colors, flavors and fragrances.  Sensient employs advanced technologies at facilities around the world to develop specialty food and beverage systems, cosmetic and pharmaceutical systems, inkjet and specialty inks and colors, and other specialty and fine chemicals.  The Company’s customers include major international manufacturers representing most of the world’s best-known brands.  Sensient is headquartered in Milwaukee, Wisconsin.

www.sensient.com
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